UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

MARCH 31, 2005
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

1.
On February 1, 2005, we issued 125,000 common shares to one investor at a price of $0.04 per share for a total proceeds of $5,000 pursuant to a private placement transaction. No commission was paid in connection with the private placement transaction. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

2.
On February 14, 2005, we completed a private placement with one investor of 4,166,667 common shares at a price of $0.03 per share for total proceeds of $125,000. A commission of $16,250 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

3.
On February 15, 2005, we issued 25,000 common shares to a consultant pursuant to a consultant agreement between us and the consultant. The shares were issued pursuant to Section 4(2) of the Act and are “restricted securities”, as defined under the Act, that cannot be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The consultant had access to information regarding our business, operations and financial condition by virtue of its position as a consultant, had opportunity to discuss this information with our management and is a sophisticated investor by virtue of its experience and background and is capable, by reason of such experience and background, of evaluating the merits and risks of an investment in our common shares. No general solicitation or general advertising was conducted in connection with the offering of the shares. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

4.
On February 21, 2005, we completed a private placement with two investors of 927,000 common shares at a price of $0.03 per share for total proceeds of $27,810 . No commission was paid in connection with the private placement transaction. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

5.
On February 21, 2005, we issued 300,000 common shares to one investor at a price of $0.03 per share for a total proceeds of $9,000 pursuant to a private placement transaction. No commission was paid in connection with the private placement transaction. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

6.
On March 4, 2005, we issued 200,000 common shares to one investor at a price of $0.03 per share for a total proceeds of $6,000 pursuant to a private placement transaction. No commission was paid in connection with the private placement transaction. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

7.	On March 10, 2005, we issued 350,000 common shares to two investors at a price of $0.03 per share for a total proceeds of $10,500 pursuant to two separate private placement transactions.

No commission was paid in connection with the private placement transactions. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that each investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

8.
On March 15, 2005, we issued 1,600,000 common shares to three investors at a price of $0.03 per share for a total proceeds of $48,000 pursuant to three separate private placement transactions. No commission was paid in connection with the private placement transactions.

The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that each investor is an “accredited investor”, as defined under Rule 501 of Regulation D of

3.

the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

9.
On March 17, 2005, we completed a private placement with three investors of 3,333,334 common shares at a price of $0.03 per share for total proceeds of $100,000. A commission of $12,220 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

10.
On March 17, 2005, we issued 150,000 common shares to one investor at a price of $0.03 per share for a total proceeds of $4,500 pursuant to a private placement transaction. No commission was paid in connection with the private placement transaction. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

11.
On March 31, 2005, we issued 800,000 common shares to one investor at a price of $0.03 per share for a total proceeds of $24,000 pursuant to a private placement transaction. No commission was paid in connection with the private placement transaction. The issuance of shares was completed pursuant to Rule 506 of Regulation D of the Act on the basis that the investor is an “accredited investor”, as defined under Rule 501 of Regulation D of the Act. All securities issued were issued as “restricted securities” and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. No general solicitation or general advertising was conducted in connection with the sales of the shares.

12.
On March 31, 2005, we completed a private placement with two investors of 8,333,333 common shares at a price of $0.03 per share for total proceeds of $250,000. A commission of $32,500 was paid in connection with this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities

4.

may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

5.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

/s/ Garry L. Anselmo

DATE: APRIL 6, 2005	By:
GARRY L. ANSELMO
President and Chief Executive Officer